Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Automotive Credit Corporation (the “Company”)

KeyBanc Capital Markets Inc. (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: ACC Auto Trust 2021-A – Data File Procedures

We have performed the procedures described below on the specified attributes identified by the Company in an electronic data file entitled “MidCap Data Tape May 31 2021 sent to KPMG.xlsx” (the “Data File”), provided on June 18, 2021, containing information on 25,031 automobile retail installment sale contracts (the “Receivables”) as of May 31, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by ACC Auto Trust 2021-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes identified by the Company in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a Specified Party of this report and may not meet the needs of all Specified Parties of this report and, as such, the Specified Parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1% respectively, or Borrower Name within two letters difference.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit B, which the Company informed us are acceptable forms of Title Document.

•

The term “Acceptable Company Names” means the acceptable company names listed in Exhibit B, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit B, which the Company informed us are acceptable forms of Insurance Document.

•

The term “Receivable File” means some or all of the following documents for each Sample Receivable (defined below): Driver’s License, Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement, Accounting Ledger, Historical Transaction Log, Deferred Payment Agreement, Forbearance Agreement, Due Date Change Request, Title Document, Credit Application, and Insurance Document furnished by the Company, which was represented by the Company to be copies of the original Receivable File. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in table below.

We were instructed by the Company to perform the following agreed-upon procedures on the Receivables in the Data File.

A.

We randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes listed below to or using the corresponding information contained in the Receivable File, subject to the Instructions. The Specified Parties indicated that the absence of any of the specified documents in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File / Instructions

Borrower Name	Installment Sale Contract, Driver’s License.

Original Amount Financed	Installment Sale Contract, Restructure Breakdown, Instructions

Original Term	Installment Sale Contract, Restructure Breakdown

Scheduled Monthly Payment	Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement, Accounting Ledger, Historical Transaction Log

Annual Percentage Rate (“APR”)	Installment Sale Contract

New vs. Used	Installment Sale Contract

Origination Date	Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement

First Payment Date	Installment Sale Contract, Restructured Payment Agreement

Original Maturity Date	Recompute by adding to the First Payment Date the sum of: (1) the Original Term in the Installment Sale Contract, (2) the deferred months in the Deferred Payment Agreement or forbearance months in the Forbearance Agreement, if any, and (3) one (1) month if any Due Date Change Request indicated a monthly payment due date earlier than originally indicated in the Installment Sale Contract.

Borrower’s State	Installment Sale Contract

2

We found such information to be in agreement except as stated in Exhibit C.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•	Title Document with one of the Acceptable Company Names appeared as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	Proof of Insurance. The Company informed us that an Insurance Document listing an insurance company name was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (within the Installment Sale Contract).

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information indicated in the Data File, Receivable File, and Instructions, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information or instructions provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Receivable File and Instructions, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (NRSRO).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

July 2, 2021

3

Exhibit A

The Sample Receivables

Sample Receivable#	Receivable Number	Sample Receivable#	Receivable Number
1	2021A001	51	2021A051
2	2021A002	52	2021A052
3	2021A003	53	2021A053
4	2021A004	54	2021A054
5	2021A005	55	2021A055
6	2021A006	56	2021A056
7	2021A007	57	2021A057
8	2021A008	58	2021A058
9	2021A009	59	2021A059
10	2021A010	60	2021A060
11	2021A011	61	2021A061
12	2021A012	62	2021A062
13	2021A013	63	2021A063
14	2021A014	64	2021A064
15	2021A015	65	2021A065
16	2021A016	66	2021A066
17	2021A017	67	2021A067
18	2021A018	68	2021A068
19	2021A019	69	2021A069
20	2021A020	70	2021A070
21	2021A021	71	2021A071
22	2021A022	72	2021A072
23	2021A023	73	2021A073
24	2021A024	74	2021A074
25	2021A025	75	2021A075
26	2021A026	76	2021A076
27	2021A027	77	2021A077
28	2021A028	78	2021A078
29	2021A029	79	2021A079
30	2021A030	80	2021A080
31	2021A031	81	2021A081
32	2021A032	82	2021A082
33	2021A033	83	2021A083
34	2021A034	84	2021A084
35	2021A035	85	2021A085
36	2021A036	86	2021A086
37	2021A037	87	2021A087
38	2021A038	88	2021A088
39	2021A039	89	2021A089
40	2021A040	90	2021A090
41	2021A041	91	2021A091
42	2021A042	92	2021A092
43	2021A043	93	2021A093
44	2021A044	94	2021A094
45	2021A045	95	2021A095
46	2021A046	96	2021A096
47	2021A047	97	2021A097
48	2021A048	98	2021A098
49	2021A049	99	2021A099
50	2021A050	100	2021A100

Note: The Company has assigned a unique Loan ID to each Receivable in the Data File. The Loan IDs referred to in this Exhibit are not the Company’s Loan IDs.

Exhibit B

Title Documents

Application for Certificate of Title and/or Registration	Application for Title and Registration

Certificate of Title	Vintek Lien

Vehicle Record	Guarantee of Title

Title Guarantee and Indemnity Agreement

Acceptable Company Names

Automotive Credit Corporation	Automotive CRDT CORP

Automotive Credit Corp	AUTMV CRDT CORP

Automotive Credit Coproration	Automotive Credit Corporartion

Top Finance Company Inc	ACC

Automotive Credit Union

Insurance Documents

Agreement to Furnish Insurance	Agreement to Furnish Insurance Policy

Agreement to Provide Accidental Physical Damage Insurance	Agreement to Provide Insurance

Agreement to Provide Physical Damage Insurance	Agreement to Provide Property Insurance

Auto Insurance Coverage Verification	Automobile Insurance Identification Card

Insurance Coverage Acknowledgement

Exhibit C

The Exceptions List

Sample Receivable#	Receivable Number	Attribute	Per Data File	Per Receivable File
100	2021A100	Borrower Name	(Redacted)	(Redacted)[1]

[1]	Borrower’s Middle Name was different between the Data File and Receivable File